                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                       ENGINEERED SUPPORT SYSTEMS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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    (5) TOTAL FEE PAID:

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    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                    NOTICE OF SPECIAL MEETING OF

                        THE SHAREHOLDERS OF

                  ENGINEERED SUPPORT SYSTEMS, INC.

                                                 St. Louis, Missouri
                                                         May 1, 2002

To the Shareholders of
Engineered Support Systems, Inc.:

    A Special Meeting of the Shareholders of Engineered Support Systems, Inc. will be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, June 4, 2002 at 10:00 a.m. local time for the purpose of considering and voting upon the following matter:

    1. The approval of the Engineered Support Systems, Inc. 2002
       Stock Option Plan and the allocation of 1,150,000 shares of Engineered Support Systems, Inc. common stock to the Plan.

    AT THE MARCH 5, 2002 MEETING OF THE SHAREHOLDERS OF THE COMPANY, A PROPOSAL TO APPROVE THE 2002 STOCK OPTION PLAN AND THE ALLOCATION OF 1,750,000 SHARES OF ENGINEERED SUPPORT SYSTEMS, INC. COMMON STOCK TO THE PLAN WAS NOT RATIFIED WITH 3,872,277 VOTES FOR THE PROPOSAL, 3,848,047 VOTES AGAINST THE PROPOSAL AND 1,682,719 VOTES REPRESENTING ABSTENTIONS OR BROKER NON-VOTES. THE PROPOSAL, EVEN THOUGH RECEIVING MORE VOTES "FOR" THAN "AGAINST", WAS NOT RATIFIED BECAUSE IT DID NOT RECEIVE A MAJORITY OF THE REPRESENTED QUORUM. THE 2002 STOCK OPTION PLAN FOR OFFICERS, OTHER KEY EMPLOYEES AND CONSULTANTS IS HEREBY ONCE AGAIN PROPOSED. HOWEVER, ONLY 1,150,000 SHARES OF ENGINEERED SUPPORT SYSTEMS, INC. COMMON STOCK ARE REQUESTED FOR THE PLAN UNDER THE CURRENT PROPOSAL.

    GRANTS AWARDED UNDER THE ENGINEERED SUPPORT SYSTEMS, INC. STOCK OPTION PLANS HAVE HISTORICALLY REPRESENTED A KEY COMPONENT OF THE COMPANY'S COMPENSATION STRATEGY, ALLOWING THE COMPANY TO ATTRACT, RETAIN AND MOTIVATE KEY PERSONNEL. THE COMPANY'S COMPENSATION STRATEGY HAS BEEN EFFECTIVE AS MEASURED BY ANNUAL EARNINGS PER SHARE GROWTH FOR THE FIVE YEARS ENDED OCTOBER 31, 2001 OF 27%. MORE IMPORTANTLY, IT HAS BEEN EFFECTIVE IN ALIGNING THE INTERESTS OF OFFICERS, OTHER KEY EMPLOYEES AND CONSULTANTS DIRECTLY WITH THOSE OF THE COMPANY'S SHAREHOLDERS. SHARES OF ENGINEERED SUPPORT SYSTEMS, INC. COMMON STOCK APPRECIATED 41% AND 52% ANNUALLY FOR THE RESPECTIVE FIVE- AND TEN-YEAR PERIODS ENDED OCTOBER 31, 2001.

    WITH A SIGNIFICANTLY INCREASING EMPHASIS BY THE UNITED STATES DEPARTMENT OF DEFENSE ON MILITARY READINESS AND RESPONSIVENESS, THE COMPANY, MORE THAN EVER, REQUIRES KNOWLEDGEABLE AND EFFECTIVE PERSONNEL TO MEET THIS CHALLENGE AND TO CONTINUE TO ENHANCE SHAREHOLDER VALUE. THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE 2002 STOCK OPTION PLAN.

    A proxy statement and a proxy accompany this Notice of Special Meeting of the Shareholders.

                              ENGINEERED SUPPORT SYSTEMS, INC.

                              /s/ Michael F. Shanahan Sr.

                              Michael F. Shanahan, Sr.
                              Chairman and Chief Executive Officer

/s/ David D. Mattern

David D. Mattern
Secretary and General Counsel

    EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE
ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                  ENGINEERED SUPPORT SYSTEMS, INC.
                           201 EVANS LANE
                     ST. LOUIS, MISSOURI 63121


                          PROXY STATEMENT
                              FOR THE
                SPECIAL MEETING OF THE SHAREHOLDERS
                     TO BE HELD ON JUNE 4, 2002

    THIS PROXY STATEMENT, WHICH IS BEING MAILED TO SHAREHOLDERS ON, OR ABOUT, MAY 1, 2002, IS PROVIDED IN CONJUNCTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ENGINEERED SUPPORT SYSTEMS, INC. ("ESSI" OR "COMPANY") FOR USE AT THE SPECIAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 4, 2002 AT 10:00 A.M. LOCAL TIME AT THE HEADQUARTERS OF THE COMPANY, 201 EVANS LANE, ST. LOUIS, MISSOURI 63121. THE NOTICE OF SPECIAL MEETING AND THE PROXY ARE ENCLOSED IN THIS PACKAGE. THE PROXY SHOULD BE RETURNED BY MAY 31, 2002 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE.

                               PROXY

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the 2002 Special Meeting of the Shareholders.

    The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy subject to the conditions hereinafter set forth. In the event the Company receives an executed proxy that contains no instructions, the proxy shall be voted in accordance with the Board of Directors' recommendation as follows:

    1. "FOR" the approval of the 2002 Stock Option Plan and the allocation of 1,150,000 shares of Engineered Support Systems, Inc. common stock to the Plan.

    The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling and mailing the Notice of the Special Meeting of the Shareholders, the proxy, the proxy statement, the return envelopes, the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.

                        RIGHT OF REVOCATION

    Any shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 201 Evans Lane, St.
Louis, Missouri 63121 prior to the time the proxy is voted.

                           VOTING RIGHTS

    The shareholders of record at the close of business on April 19, 2002, are entitled to vote at the 2002 Special Meeting of the Shareholders. Proxies properly executed by the Company's shareholders of record on April 19, 2002 will be voted as specified on the proxy and will be voted on all business to be voted upon at the Special Meeting of the Shareholders and any adjournment thereof. As of April 19, 2002, there were 10,405,805 shares of common stock outstanding and entitled to vote.

                                 2

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
        BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

    The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) known by the Company to be beneficially owned by the officers and directors of the Company as a group, and each five percent (5%) shareholder as of April 19, 2002. Except as otherwise indicated in the footnotes to the table, the individuals listed in the table possess sole voting and investment power with respect to the shares opposite their name.

           NAME OF BENEFICIAL OWNER                SHARES OF COMMON STOCK       PERCENTAGE OF SHARES
             OR IDENTITY OF GROUP                    BENEFICIALLY OWNED            OUTSTANDING(1)
           ------------------------                ----------------------       --------------------
Morgan Stanley Dean Witter & Co................           868,395(2)                    8.0%
1585 Broadway
New York, NY 10036

Fidelity Management & Research Company.........           670,825(3)                    6.1%
82 Devonshire Street
Boston, MA 02109

All officers and directors as a group
  (27 individuals).............................         1,140,067(4)                   10.4%

------------------
(1) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding, as of April 19, 2002, as increased by the assumed exercise of all of the 512,525 outstanding options.

(2) This amount, as reflected on Schedule 13G effective December 31, 2001, consists of shared voting power with respect to 868,395 shares and shared dispositive power with respect to 868,395 shares.

(3) This amount, as reflected on Schedule 13G effective December 31, 2001, consists of sole voting power with respect to 20,550 shares, no shared voting power and sole dispositive power with respect to 670,825 shares.

(4) Includes options granted to certain key employees and directors of the Company as well as those shares held in the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

                           OTHER MATTERS

    Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter that anyone else proposes to present for action at the meeting.

                            By order of the Board of Directors

                            /s/ David D. Mattern

                            David D. Mattern
                            Secretary and General Counsel

Dated: May 1, 2002

                                                          APPENDIX A

                  ENGINEERED SUPPORT SYSTEMS, INC.
                       2002 STOCK OPTION PLAN

                   ARTICLE I. GENERAL PROVISIONS

    Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2002 Stock Option Plan (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract, retain and motivate officers, other key employees and consultants of the Company who make important contributions to the success of the Company.

    Section 2. Definitions of Terms as Used in the Plan.

    (a) "Affiliate" means any subsidiary or parent of the Company.

    (b) "Award" means a Stock Option granted under Article II.

    (c) "Plan Administrator" means the Compensation Committee of the Board of Engineered Support Systems, Inc.

    (d) "Company" means Engineered Support Systems, Inc.

    (e) "Consultant" shall mean such party or entity or employee of such consultant, which has a written agreement with the Company to provide consulting services.

    (f) "Plan" means the Engineered Support Systems, Inc. 2002 Stock
Option Plan.

    (g) "Stock" means the $.01 par value common stock of Engineered Support Systems, Inc.

    Section 3. Authorization and Reservation. There shall be established a reserve of 1,150,000 shares of authorized and unissued Stock which shall be the total number of shares of Stock that may be issued pursuant to Awards. The Board of Directors may, from time to time, increase the number of shares allocated to the Plan as approved by the Board of Directors. The reserve may consist of authorized but unissued shares of Stock or of reacquired shares, or both. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

    Section 4. Administration of the Plan. The Compensation Committee, subject to the approval of the Chairman, shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

    Section 5. Participation in the Plan. Any officer, employee or consultant of the Company shall be eligible to participate in the Plan.

                     ARTICLE II. STOCK OPTIONS

    Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    Section 2. Terms and Conditions.

    (a) Each Stock Option shall be set forth in a written Notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

    (b) The purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or stock, as the Plan
Administrator may determine.

    (c) No Stock Option may be exercised after the expiration of five (5) years from the date such Option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

                                A-1

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
    (d) The option price of shares subject to any Stock Option shall be the closing price of the Stock on the date that the Stock Option is granted and may not be repriced at any time.

                 ARTICLE III. FORFEITURE OF AWARDS

    (a) The recipient of an Award shall forfeit all amounts due or rights not exercised upon the occurrence of any of the following events:

       (i) the recipient is discharged for cause;

      (ii) the recipient voluntarily terminates his employment other than by Normal Retirement as defined in the Engineered
           Support Systems, Inc. Employee Stock Ownership Plan;

     (iii) the recipient engages in competition with the Company or any Affiliate; or,

      (iv) the recipient engages in any activity or conduct contrary to the best interest of the Company or Affiliate.

    (b) The Plan Administrator may include in any Award any additional or different conditions of forfeiture he may deem appropriate. The Plan Administrator may also, after taking into account the relevant circumstances, waive any condition of forfeiture stated above or in the Award.

    (c) In the event of forfeiture, the recipient shall lose all rights in and to the Award. This provision, however, shall not be invoked to force any recipient to return any Stock already received or due under an Award at the time of the event of forfeiture.

    (d) Such determinations as may be necessary for application of this section, including any grant of authority to others to make determinations under this section, shall be at the sole discretion of the Plan Administrator and his determinations shall be conclusive.

                    ARTICLE IV. DEATH OF AWARDEE

    Section 1. Death of Optionee. Upon the death of an Award recipient, a Stock Option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but not after the expiration of the term of the option, by the recipient's personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution for the State of Missouri.

        ARTICLE V. EXERCISE OF OPTION AND ISSUANCE OF STOCK

    Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price for the Stock. If the holder of the Award exercises his option for less than the total number of Shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

    Section 2. Endorsement on Stock Certificates.

    (a) The Stock issued pursuant to an Award shall be restricted before Stock is issued until the Plan is registered in accordance with the provisions of the applicable Securities Act and the provisions of applicable state securities laws or until the Stock may be transferred in accordance with an exemption from registration.

    (b) Until registered, the certificate or certificates representing the shares issued by the Company to any of the parties hereto shall have endorsed upon them the following legend:

      "The shares represented by this certificate have not been registered pursuant to the Securities Act of 1934 or the Missouri Uniform Securities Act, and therefore are "restricted securities" within the meaning of the Act. These shares have been acquired for investment and not with a view to distribution or resale and may not be made subject to a security interest, pledge, hypothecation, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1934 or the Missouri Uniform Securities Act or an opinion of counsel for the corporation that registration is not required under the Acts."

               ARTICLE VI. OTHER GOVERNING PROVISIONS

    Section 1. Transferability. No Award shall be transferable other than by will or the laws of descent and distribution as set out in
Article V, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or at his death by his legal representative within six (6) months after such date.

    Section 2. Rights as a Shareholder. A recipient of an Award shall, unless the terms of the Award provide otherwise, have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a Stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

    Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to this Plan, in the shares reserved, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

    Section 4. Limitation as to Service. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an eligible participant has a right to continue as an employee or consultant for any period of time or at any particular rate of compensation.

    Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

    Section 6. Adjustments. Upon any Stock split, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

    Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

    Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

    Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; (2) no amendment may withdraw the authority from the Plan Administrator to administer the Plan; (3) no amendment may change the persons who may be eligible; (4) no amendment may change the restrictions in the Plan against the transferability of Awards; and, (5) any material increase in benefits under the Plan must be approved by shareholders.

    Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                ARTICLE VII. EFFECTIVE DATE AND TERM

    This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2007 unless extended by the Board of Directors, when it shall terminate. Any balances in the Share Reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration.

                                A-3